EQ ADVISORS TRUSTSM

EQ/Large Cap Growth Managed Volatility Portfolio

SUPPLEMENT DATED JULY 20, 2023 TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED MAY 1, 2023

This Supplement updates certain information contained in the Summary Prospectus and Prospectus dated May 1, 2023, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Summary Prospectus and Prospectus and retain it for future reference. You may obtain these documents, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the documents at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a sub-adviser change affecting the EQ/Large Cap Growth Managed Volatility Portfolio (the “Portfolio”).

On July 18-19, 2023, the Board of Trustees of the Trust approved certain changes affecting the Portfolio, including: (1) the termination of T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the sub-adviser for an allocated portion of the Portfolio, and (2) the appointment of J.P. Morgan Investment Management Inc. (“JPMIM”) as the sub-adviser for an allocated portion of the Portfolio. In accordance with the changes approved by the Board of Trustees, Equitable Investment Management Group, LLC, the Portfolio’s investment adviser, has entered into a sub-advisory agreement with JPMIM to provide sub-advisory services for an allocated portion of the Portfolio, effective on or about July 31, 2023.

The following changes to the Portfolio’s Summary Prospectus and Prospectus are effective on or about July 31, 2023:

All references to T. Rowe Price as a sub-adviser for the Portfolio are deleted.

The section of the Portfolio’s Summary Prospectus and Prospectus entitled “Who Manages the Portfolio - Sub-Adviser: T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Sub- Adviser”)” is deleted in its entirety and replaced with the following:

Sub-Adviser: J.P. Morgan Investment Management Inc. (“JPMIM” or the “Sub-Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for a portion of the Active Allocated Portion of the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Giri Devulapally	Managing Director of JPMIM	July 2023
Holly Fleiss	Managing Director of JPMIM	July 2023
Larry Lee	Managing Director of JPMIM	July 2023
Joseph Wilson	Managing Director of JPMIM	July 2023
Robert Maloney	Executive Director of JPMIM	July 2023

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – J.P. Morgan Investment Management Inc.” is amended by deleting the first sentence in its entirety and replacing it with the following:

J.P. Morgan Investment Management Inc. (“JPMorgan” or “JPMIM”), 383 Madison Avenue, New York, NY 10179, is the Sub-Adviser for the EQ/JPMorgan Value Opportunities Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/JPMorgan Growth Stock Portfolio, and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – J.P. Morgan Investment Management Inc.” is further amended by adding the following information:

Giri Devulapally, Holly Fleiss, Larry H. Lee, Joseph Wilson and Robert Maloney are the portfolio managers jointly and primarily responsible for the investment decisions for the EQ/JPMorgan Growth Stock Portfolio and a portion of the Active Allocated Portion of the EQ/Large Cap Growth Managed Volatility Portfolio.

Giri Devulapally, Managing Director of JPMIM, has been an employee of JPMIM since 2003. He is a senior member of JPMIM’s U.S. Equity Growth portfolio management team and the lead portfolio manager for the Large Cap Growth Strategy.

Holly Fleiss, Managing Director of JPMIM, has been an employee of JPMIM since 2012. She covers the health care sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Larry H. Lee, Managing Director of JPMIM, has been an employee of JPMIM since 2006. He covers the financials and business services sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Joseph Wilson, Managing Director of JPMIM, has been an employee of JPMIM since 2014. He covers the technology sector and is a co-portfolio manager for the Large Cap Growth Strategy.

Robert Maloney, Executive Director of JPMIM, has been an employee of JPMIM since 2013. He covers the industrials and energy sectors and is a co-portfolio manager for the Large Cap Growth Strategy.

The section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – T. Rowe Price Associates, Inc.” is amended by deleting the section in its entirety and replacing it with the following information:

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, MD 21202, is the Sub-Adviser for the EQ/T. Rowe Price Health Sciences Portfolio and a portion of the Active Allocated Portion of the Multimanager Aggressive Equity Portfolio. T. Rowe Price was founded in 1937 and, as of December 31, 2022, T. Rowe Price and its affiliates had approximately $1.27 trillion in assets under management.

Taymour R. Tamaddon, CFA®, a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc., has primary responsibility for the security selection, research and trading for a portion of the Active Allocated Portion of Multimanager Aggressive Equity Portfolio. He is the lead portfolio manager and chairman of the Investment Advisory Committee for the US Large-Cap Growth Equity Strategy. Mr. Tamaddon joined T. Rowe Price in 2004 and has served as an equity research analyst and as a portfolio manager (beginning in 2013).

Ziad Bakri, MD, CFA®, Chairman of Investment Advisory Committee, has been chairman of the committee since 2016. Mr. Bakri joined the Firm in 2011 and his investment experience dates from 2005. Since joining the Firm, he has served as an investment analyst covering the healthcare sector.